CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                August 20, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                            Marmion Industries Corp
             (Exact name of registrant as specified in its charter)

          Nevada                      000-31507                   06-1588136
(State or other jurisdiction   (Commission File Number)         (IRS Employer
 of incorporation)                                           Identification No.)

                     9103 EMMOTT ROAD, BUILDING 6, SUITE A,
                              HOUSTON, TEXAS 77040
              (Address of principal executive offices (zip code))

                                 (713) 466-6585
              (Registrant's telephone number, including area code)


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ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 20, 2004 as Marmion Industries Corp.'s independent auditors. Malone & Bailey's report dated April 6, 2004, on Marmion Industries Corp.'s balance sheet of as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended and for the period from September 1, 1996 through December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that Marmion Industries Corp. has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

In connection with the audit of Marmion Industries Corp.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Marmion Industries Corp. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 20, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 20, 2004 as Marmion Industries Corp.'s principal accountant to audit the financial statements of Marmion Industries Corp. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Marmion Industries Corp. and approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither Marmion Industries Corp. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Marmion Industries Corp.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Marmion Industries Corp. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and
(v), respectively, of Regulation S-K with Marmion Industries Corp.'s former accountant.

Marmion Industries Corp. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Marmion Industries Corp.
with a letter addressed to the Commission containing any new information, clarification of Marmion Industries Corp.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Marmion Industries Corp. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Marmion Industries Corp. that no such letter need be issued.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)  EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Marmion Industries Corp.


By:  /s/  W. H. Marmion, III
     -----------------------
     W. H. Marmion, III
     Chief Executive Officer


Dated: August 23, 2004


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